UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2016

BOSTON THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54586	27-0801073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 Needham Street, Newton, MA  02464
(Address of principal executive offices) (zip code)

(603) 935-9799
(Registrant's telephone number, including area code)

Copies to:
Stephen M. Fleming
Fleming PLLC
49 Front Street, Suite 206
Rockville Centre, New York 11570
Phone: (516) 833-5034
Fax: (516) 977-1209

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement

Item 3.02         Unregistered Sales of Equity Securities

Item 2.03         Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement of a Registrant

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 9.01         Financial Statements and Exhibits

On March 16, 2016, Conroy Chi-Heng Cheng was appointed by Boston Therapeutics, Inc. (the “Company”) to serve as the Interim Chief Executive Officer and Interim Chief Financial Officer of the Company.  David Platt, Ph.D, resigned as Chief Executive Officer and Chief Financial Officer of the Company to pursue other interests.  Dr. Platt will continue as Chairman of the Board of Directors.  In addition, on February 23, 2016, Jan Brinkman resigned as a director of the Company due to personal reasons.

There is no understanding or arrangement between Mr. Cheng and any other person pursuant to which he was appointed as an executive officer and director.  Mr. Cheng does not have any family relationship with any director, executive officer or person nominated or chosen by us to become a director or an executive officer.  Except as set forth below, Mr. Cheng has not had direct or indirect material interest in any transaction or proposed transaction, in which the Company was or is a proposed participant, exceeding $120,000.  On June 24, 2011, the Company entered into a definitive Licensing and Manufacturing Agreement (the "Agreement") with Advance Pharmaceutical Company Ltd. ("Advance Pharmaceutical"), a Hong Kong-based privately-held company.  Under terms of the Agreement, the Company manufactures and supplies product in bulk for Advance Pharmaceutical.  Advance Pharmaceutical is responsible for the packaging, marketing and distribution of SUGARDOWN® in China.    Advance Pharmaceutical, through a wholly owned subsidiary, has purchased an aggregate 1,799,800 shares of the Company’s common stock in conjunction with the Company’s private placement offerings during the years ended December 31, 2012 and 2011.   The shares were purchased on the same terms as the other participants acquiring shares in the respective offerings.   Mr. Cheng is a director of Advance Pharmaceutical and joined the Company’s Board in December 2013. Revenue generated pursuant to the Agreement for the three and nine month periods ended September 30, 2014 were $119,280 and $181,647, respectively.  Revenue generated for the three and nine month periods ended September 30, 2013 were $215,798 and $236,485, respectively.

Conroy Chi-Heng Cheng has been a Director of the Company since December 2013 and currently serves as the Chief Executive Officer of Net Plus Company Limited where he has served since 2001.  Mr. Cheng also serves as an Executive Director of Net Plus Company Limited where he has served since 2001. Mr. Cheng has been an Executive Director of New World Development Co. Ltd. since June 2010 through the present. Mr. Cheng serves as a Director of Chow Tai Fook Enterprises Limited where he has served since 2007. Mr. Cheng served as an Independent Non-executive Director of Hong Kong Energy Holdings Limited (alternate name JIC Technology Co. Ltd. & China Renewable Energy Investment Limited) from July 2002 to May 2007. Mr. Cheng has a Bachelor of Arts degree majoring in Economics from the University of Western Ontario, Ontario, Canada in 1999.  Mr. Cheng also serves as a director of Advance Pharmaceutical Company, Ltd., our marketing and distribution partner for sixteen countries in Asia, where he has served since 2002.  We believe that Mr. Cheng is well qualified to serve as a member of our Board of Directors due to his executive leadership experience and his extensive experience with business development.

Financing

The Company entered into a letter amendment (the "Letter Amendment") with CJY Holdings Limited ("CJY") whereby the parties amended that certain Securities Purchase Agreement entered between the parties on September 24, 2015, as amended, to allow for an increase in the aggregate investment by CJY to $1,602,000 (the "Financing").  CJY provided an additional $152,000 in funding on March 11, 2016, which such proceeds were used in connection with the settlement with the Company’s landlord.  The Letter Amendment was executed on March 17, 2016.

In connection with the Financing,  on September 24, 2015, October 20, 2015, November 30, 2015,  March 1, 2016 and March 11, 2016, the Company issued to CJY Convertible Promissory Notes (the "CJY Notes") in the amounts of $750,000, $300,000, $150,000, $250,000 and $152,000, respectively.  The CJY Notes bear interest of 10% and are payable three years from the date of issuance.  Prior to the maturity dates of the CJY Notes, CJY may elect to convert all or part of the CJY Notes, plus accrued interest, into shares of common stock of the Company at a conversion rate of $0.05 per share. The closings of the Financing occurred on September 24, 2015,  October 20, 2015, November 30, 2015, March 1, 2016 and March 11, 2016 in the aggregate amount of $1,602,000.

As of the date hereof, the Company is obligated on CJY Notes in the principal amount of $1,602,000 in connection with the Financing. The CJY Notes are debt obligations arising other than in the ordinary course of business, which constitute direct financial obligations of the Company.

The foregoing information is a summary of each of the agreements involved in the transactions described above, is not complete, and is qualified in its entirety by reference to the full text of those agreements, each of which is attached an exhibit to this Current Report on Form 8-K.  Readers should review those agreements for a complete understanding of the terms and conditions associated with this transaction.

Exhibits

Exhibit No.	Description
4.1	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited (2)
4.2	Form of Securities Purchase Agreement by and between Boston Therapeutics, Inc. and CJY Holdings Limited (1)
4.3	Form of 10% Convertible Promissory Note issued to CJY Holdings Limited (1)
4.4	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited dated November 30, 2015 (3)
4.5	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited dated March 1, 2016 (4)
4.6	Letter Amendment by and between Boston Therapeutics, Inc. and CJY Holdings Limited dated March 11, 2016

(1)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on October 2, 2015.
(2)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on October 30, 2015.
(3)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on December 10, 2015.
(4)	Incorporated by reference to the Form 8-K Current Report filed with the Securities Exchange Commission on March 2, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2016	BOSTON THERAPEUTICS, INC. By: /s/ Conroy Chi-Heng Cheng Name: Conroy Chi-Heng Cheng Title: Interim Chief Executive Officer